Exhibit 10.42
Execution Version
AMENDMENT NO. 1
TO AMENDED AND RESTATED
CREDIT AGREEMENT
     This Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 13, 2007 (this “Amendment”), is entered into among Technical Olympic USA, Inc., a Delaware corporation (the “Administrative Borrower”), and each Subsidiary Borrower (as defined in the Credit Agreement (as defined below) and, together with the Administrative Borrower, the “Borrowers”) and the Lenders (as defined below) listed on the signature pages hereto, and amends the Amended and Restated Credit Agreement dated as of January 30, 2007 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrowers, the institutions from time to time party thereto as lenders (the “Lenders”), the Issuers (as defined in the Credit Agreement), Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”), and the other Agents and Arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H :
     Whereas, the Borrowers have requested that the Lenders amend the Credit Agreement to effect the changes described below;
     Now, Therefore, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
Section 1. Amendments to the Credit Agreement
     (a) The pricing grid set forth in the definition of “Applicable Margin” in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

			Eurodollar	Base Rate	Letters of
Level	Leverage Ratio	Ratings	Rate Loans	Loans	Credit
1	Less than or equal to 1.0	Ba1/BB+ or higher	1.50%	-0-	1.05%

2	Greater than 1.0 but less than or equal to 1.25	Ba2/BB	1.60%	0.10%	1.15%

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

			Eurodollar	Base Rate	Letters of
Level	Leverage Ratio	Ratings	Rate Loans	Loans	Credit
3	Greater than 1.25 but less than or equal to 1.50	Ba3/BB-	1.70%	0.20%	1.30%

4	Greater than 1.50 but less than or equal to 1.75	B1/B+	1.90%	0.40%	1.50%

5	Greater than 1.75	B2/B or lower	2.25%	0.75%	1.70%
     (b) Section 5.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
The Administrative Borrower shall maintain an Interest Coverage Ratio, measured as of the last day of each fiscal quarter ending after the Original Effective Date, for the four fiscal quarter period ending on such day, of greater than or equal to the applicable ratio set forth in the table below:

Fiscal Quarter	Minimum Interest Coverage Ratio
Fiscal quarters ending on or after December 31, 2006 and prior to September 30, 2007	2.00 to 1

Fiscal quarters ending on or after September 30, 2007 and prior to March 31, 2008	1.35 to 1

Fiscal quarters ending on or after March 31, 2008	2.00 to 1
     Section 2. Conditions Precedent to the Effectiveness of this Amendment
     This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent:
     (a) Executed Counterparts. The Administrative Agent shall have received this Amendment duly executed by each Borrower and the Requisite Lenders.

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]
     (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects to the Administrative Agent.
     (c) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     (d) Amendment Fee Paid. The Borrowers shall have paid a cash fee (the “Amendment Fee”) to each Lender that executes and delivers a signature page to this Amendment not later than 5:00 p.m. (New York City time) on March 9, 2007 in an amount equal to 0.25% of the aggregate amount of the Revolving Credit Commitment of such Lender.
     (e) Costs and Expenses Paid. The Borrowers shall have paid all costs and invoiced out-of-pocket expenses of the Administrative Agent then due under Section 10.3 of the Credit Agreement, including invoiced expenses incurred in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel) and all other costs, expenses and fees then due under any Loan Document.
     Section 3. Representations and Warranties
     On and as of the Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
     (a) this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, in each case, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;
     (b) each of the representations and warranties contained in Article IV of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]
true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and
     (c) no Default or Event of Default has occurred and is continuing.
     Section 4. Reference to the Effect on the Loan Documents
     (a) As of the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Effective Date.
     (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, Joint Lead Arrangers or the agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
     (d) This Amendment is a Loan Document.
     (e) Each Subsidiary Borrower hereby reaffirms its obligations as a Guarantor under the Guaranty in all respects.
     Section 5. Execution in Counterparts
     This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]
attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 6. Governing Law
     This Amendment and the rights and obligations of the parties shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     Section 7. Section Titles
     The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 8. Notices
     All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 9. Severability
     The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 10. Successors
     The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]
     Section 11. Waiver of Jury Trial
     Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]
     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers, trustees and general partners thereunto duly authorized, as of the date first written above.

TECHNICAL OLYMPIC USA, INC., as the Administrative Borrower
By:	/s/ Stephen Wagman
	Name:	Stephen Wagman
	Title:	EVP & CFO

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Subsidiary Borrowers:

ENGLE HOMES DELAWARE, INC.
ENGLE HOMES RESIDENTIAL CONSTRUCTION, L.L.C.
ENGLE/JAMES LLC
MCKAY LANDING LLC
NEWMARK HOMES PURCHASING, L.P.
NEWMARK HOMES. L.L.C.
NEWMARK HOMES, L.P.
PREFERRED BUILDERS REALTY, INC.
SILVERLAKE INTERESTS, L.C.
TOI, LLC
TOUSA, LLC
TOUSA ASSOCIATES SERVICES COMPANY
TOUSA DELAWARE, INC.
TOUSA FUNDING, LLC
TOUSA HOMES, INC.
TOUSA HOMES, L.P.
TOUSA HOMES INVESTMENT #1, INC.
TOUSA HOMES FLORIDA, L.P.
TOUSA HOMES INVESTMENT #2, INC.
TOUSA HOMES INVESTMENT #2, LLC
TOUSA REALTY, INC.
TOUSA INVESTMENT #2, INC.
TOUSA HOMES ARIZONA, LLC
TOUSA HOMES COLORADO, LLC
TOUSA HOMES NEVADA, LLC
TOUSA HOMES MID-ATLANTIC HOLDING, LLC
TOUSA HOMES MID-ATLANTIC, LLC
TOUSA MID-ATLANTIC INVESTMENT, LLC
TOUSA VENTURES, LLC
TOUSA/WEST HOLDINGS, INC.
LORTON SOUTH CONDOMINIUM, LLC
ENGLE HOMES COMMERCIAL CONSTRUCTION, LLC
LB/TE #1, LLC

By:	/s/ Stephen Wagman
Name:	Stephen Wagman
Title:	EVP

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Subsidiary Borrowers (continued): NEWMARK HOMES BUSINESS TRUST

By:	/s/ Stephen Wagman

Name:	Stephen Wagman
Title:	CO Managing TTEE

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and a Lender
By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

CITIBANK, N.A., as a Lender
By:	/s/ Christine M. Kanicki
	Name:	Christine M. Kanicki
	Title:	Attorney - In - Fact

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ John P. McDonagh
	Name:	John P. McDonagh
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WACHOVIA BANK, N.A., as a Lender
By:	/s/ R. Scott Holtzapple
	Name:	R. Scott Holtzapple
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Jonathan Barnes
	Name:	Jonathan Barnes
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

BANK OF THE WEST, a California Banking Corporation, as a Lender
By:	/s/ Jan Manista
	Name:	Jan Manista
	Title:	Vice President

By:	/s/ Gary Seferian
	Name:	Gary Seferian
	Title:	SVP

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ Anne C. Grady
	Name:	Anne C. Grady
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

BANK UNITED, FSB, as a Lender
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

COMPASS BANK, an Alabama banking corporation, as a Lender
By:	/s/ Johanna Duke Paley
	Name:	Johanna Duke Paley
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

COMERICA BANK, as a Lender
By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Karim Blasetti
	Name:	Karim Blasetti
	Title:	Vice President

By:	/s/ Laurence LaPeyre
	Name:	Laurence LaPeyre
	Title:	Associate

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

DK ACQUISITION PARTNERS, L.P., as a Lender
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

FORTIS BANK S.A./N.V., CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GRAND CENTRAL ASSET TRUST SAN SERIES, as a Lender
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

GUARANTY BANK, as a Lender
By:	/s/ Randall Reid
	Name:	Randall Reid
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tayven Hike
	Name:	Tayven Hike, CFA
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

NATIXIS (fka NATEXIS BANQUES POPULAIRES), as a Lender

By:	/s/ Marie Edith Dugeny

Name: Marie Edith Dugeny
Title: Managing Director, Real Estate Finance

By:	/s/ Guillaume De Parscau

Name: Gullaume De Parscau
Title: Managing Director, Business Development

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

NATIONAL CITY BANK, as a Lender
By:	/s/ Timothy M. Brown
	Name:	Timothy M. Brown
	Title:	Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

QUATTRO SPECIAL SITUATIONS, LLC, as a Lender
By:	/s/ Patrick Criscillo
	Name:	Patrick Criscillo
	Title:	CFO

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Thomas F. Macina
	Name:	Thomas F. Macina
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

SOVEREIGN BANK, as a Lender
By:	/s/ Erin T. Aslakson
	Name:	Erin T. Aslakson
	Title:	Assistant Vice President

ve

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

UBS LOAN FINANCE, LLC, as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ David Kopolow
	Name:	David Kopolow
	Title:	SVP

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WASHINGTON MUTUAL BANK, as a Lender
By:
Name:
Title: